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                                                                    Exhibit 23.6



                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts", and to the use of our report dated July 24, 2000, with respect to the balance sheet of Consolidation Corp. included in the Proxy Statement that is made part of Amendment No. 2 to the Registration Statement (Form S-4 No. 333-37344).

                                                          /s/ Ernst & Young LLP

Cleveland, Ohio
July 25, 2000